UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2011 (May 3, 2011)
PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530
Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under ☐ the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under ☐ the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
      On May 3, 2011, Pebblebrook Hotel Trust (the “Company”) and its operating partnership, Pebblebrook Hotel, L.P. (the “Operating Partnership”), entered into equity distribution agreements (collectively, the “Equity Distribution Agreements”) with each of Raymond James & Associates, Inc., Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Sales Agents”), pursuant to which the Company may sell the Company’s common shares of beneficial interest, $0.01 par value per share, having an aggregate offering price of up to $125,000,000 (the “Shares”), from time to time through any of the Sales Agents, acting as sales agent and/or principal.
      Pursuant to the Equity Distribution Agreements, the Shares may be offered and sold through each of the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or, subject to the terms of a written notice from the Company, in privately negotiated transactions. Under the applicable Equity Distribution Agreement, each Sales Agent will be entitled to compensation equal to up to 2.0% of the gross proceeds of the Shares sold through that Sales Agent from time to time under the applicable Equity Distribution Agreement. The Company has no obligation to sell any of the Shares under any of the Equity Distribution Agreements and may at any time suspend solicitations and offers under each of the Equity Distribution Agreements.
      The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-173468). The Company filed a prospectus supplement, dated May 3, 2011, to the prospectus, dated April 13, 2011, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.
      The Company expects to engage in investment banking, brokerage and other dealings with each of the Sales Agents and their affiliates in the ordinary course of business and to pay customary fees and commission for their services on those transactions.
      The foregoing description of the Equity Distribution Agreements is not complete and is qualified in its entirety by reference to the entire Equity Distribution Agreements, copies of which are attached hereto as Exhibits 1.1, 1.2 and 1.3, respectively, and incorporated herein by reference.
      In connection with the filing of the Equity Distribution Agreements, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K opinions of its counsel, Venable LLP and Hunton & Williams LLP, respectively.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
1.1†	Equity Distribution Agreement, dated May 3, 2011, by and among the Company, the Operating Partnership and Raymond James & Associates, Inc.
1.2†	Equity Distribution Agreement, dated May 3, 2011, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC.
1.3†	Equity Distribution Agreement, dated May 3, 2011, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
5.1†	Opinion of Venable LLP, dated May 3, 2011, regarding the legality of the Common Shares.
8.1
Opinion of Hunton & Williams LLP, dated April 13, 2011, regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Company’s Registration Statement on Form S-3 (File No. 333-173468) filed with the Securities and Exchange Commission on April 13, 2011).

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

†	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
May 6, 2011	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1†	Equity Distribution Agreement, dated May 3, 2011, by and among the Company, the Operating Partnership and Raymond James & Associates, Inc.
1.2†	Equity Distribution Agreement, dated May 3, 2011, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC.
1.3†	Equity Distribution Agreement, dated May 3, 2011, by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
5.1†	Opinion of Venable LLP, dated May 3, 2011, regarding the legality of the Common Shares.
8.1
Opinion of Hunton & Williams LLP, dated April 13, 2011, regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Company’s Registration Statement on Form S-3 (File No. 333-173468) filed with the Securities and Exchange Commission on April 13, 2011).

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

†	Filed herewith.